                                [IVY LOGO]

                      Ivy International Growth Fund

  Supplement Dated February 4, 2003 To Prospectus Dated April 30, 2002
(as supplemented on May 16, 2002, August 29, 2002, December 23, 2002 and
                            January 10, 2003)

On January 21, 2003, the Board of Trustees that oversees Ivy International
Growth Fund (the "Fund") decided to terminate and liquidate the Fund in early February, or as soon thereafter as practicable. The Trustees'
decision was based on the failure of the Fund to grow to a sufficient size to be operated on a cost-effective basis. In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares. Consequently, purchase orders for Fund shares will be rejected by the Fund.